UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017 (March 2, 2017)

MAM SOFTWARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27083	84-1108035
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Maple Park, Maple Court, Tankersley, Barnsley, UK S75 3DP

 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 011 44 124 431 1794

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On March 2, 2017 (the “Closing Date”), MAM Software Group, Inc. (the “Company” or “us”), as borrower, entered into a credit facility (the “Credit Facility”) with Univest Bank and Trust Co. (“Univest”), as lender. The agreements comprising the Credit Facility (collectively, the “Agreements”), including a credit agreement (the “Credit Agreement”), a revolving credit note (the “Revolving Note”, and together with the Credit Agreement, the “Revolving Credit Facility”) a term note (the “Term Note”), are summarized below. Prior to the entry into the Agreements, there was no material relationship between us and Univest, other than with respect to the material agreements described herein.

The Company used the initial proceeds of the Credit Facility to repay all of its obligations under its previously disclosed credit facility with JPMorgan Chase Bank, N.A., entered into on December 1, 2015, and intends to use the remaining availability under the Revolving Credit Facility for other general corporate purposes.

In connection with the Credit Facility, we have agreed to pay a quarterly commitment fee, which will accrue at the Applicable Rate, as defined under the Credit Facility, on the daily amount of the undrawn portion of the Revolving Credit Commitment (as defined below) during the period from and including the Closing Date to but excluding the date on which the Lender’s Revolving Commitment terminates.

Credit Agreement

Revolving Note

The Revolving Credit Facility provides for a revolving credit commitment of an initial amount of up to $2,750,000 (“Revolving Credit Commitment”), which is subject to adjustment as provided for in the Credit Agreement. Pursuant to the terms of the Revolving Credit Facility, revolving loans are available to us from the Closing Date through March 1, 2020 (the “Maturity Date”), unless the revolving credit commitment has been reduced to zero or terminated, in each case in accordance with the terms of the Credit Facility.

Pursuant to the Credit Agreement, we have the option to select between two types of borrowings with the applicable interest rate based on a spread over the London interbank offered rate (each, a “LIBOR Borrowing”) or the Lender’s prime rate (each, a “UBTCFR Borrowing”), as such interest rate may be adjusted in accordance with the applicable total leverage ratio at the time of each borrowing, as defined in the Credit Agreement.

The Company has the option to prepay the principal balance of the Revolving Note in whole or in part at any time. In the event that the Company elects to prepay a LIBOR Borrowing, it will be required to: (a) provide three days’ prior telephonic notice; (b) pay any accrued interest as required by the Credit Agreement; and (c) compensate the lender for loss, reasonable cost and expense associated therewith. In the event that the Company elects to prepay a UBTCFR Borrowing, the Company shall be required to provide one day’s telephonic notice.

The Credit Agreement contains customary affirmative and negative covenants, including maximum total leverage ratios, minimum fixed charge coverage ratios, default interest rates and default and remedy provisions.

Term Note

Pursuant to the terms of the Credit Agreement, Univest on the Closing Date extended to us a term loan (the “Term Loan”) in the principal amount of $8,750,000 that was evidenced by the Term Note issued on the Closing Date. The Term Loan is a one-time loan, and unlike the Revolving Credit Facility, the principal amount is not available for re-borrowing.

Pursuant to the Term Note, the Company may, similar to the Revolving Note, choose between a LIBOR Borrowing and a UBTCFR Borrowing and pay the applicable accrued amount of interest on the applicable Interest Payment Date. The Term Note is repayable in 53 monthly installments of principal, payable on the first day of each calendar month, as follows: (a) 9 monthly installments of $133,333.33 from April 1, 2017 through December 1, 2017; (b) 12 monthly installments of $158,333.33 from January 1, 2018 through December 1, 2018; and (c) 31 monthly installments of $175,000 from January 1, 2019 through July 1, 2021, with the remaining balance due on August 1, 2021. Our right to prepay the Term Loan is similar to our right to prepay the Revolving Credit Facility as described above.

The foregoing summary of the terms of the Credit Agreement, the Revolving Note and the Term Note is qualified in its entirety by reference to the complete Credit Agreement, the Revolving Note and the Term Note, forms of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Security Documents

In connection with the Credit Facility, each of the Company and our wholly owned U.S subsidiary, MAM Software, Inc. (“MAM Software, Inc.”) entered into a Pledge and Security Agreement (collectively, the “Pledge and Security Agreements”), a Deed of Negative Pledge Agreement (the “Deed of Negative Pledge Agreement”) and a Guaranty of Payment Agreement (the “Guaranty of Payment Agreement”, and together with the Pledge and Security Agreements and the Deed of Negative Pledge Agreement, the “Security Documents”), as described more fully below.

Pledge and Security Agreement (Borrower) and Pledge and Security Agreement (Guarantor)

Under the Pledge and Security Agreements, our promise to repay the Revolving Note and the Term Note and to fulfill our other obligations pursuant to the Credit Agreement are partially secured by a first priority lien on (a) substantially all of our assets and (b) substantially all of the assets of our wholly owned U.S. subsidiary, MAM Software, Inc. (“MAM Software, Inc.)”, in each case, upon the terms and subject to the conditions set forth in the applicable Pledge and Security Agreement for the benefit of Univest.

UK Security Agreement

Pursuant to the Deed of Negative Pledge Agreement, the Company and MAM Software Limited, our wholly owned U.K. subsidiary, agreed to various negative covenants and a pledge of 65% of the Company’s ordinary shares of MAM Software Limited for the benefit of Univest, upon the terms and conditions set forth in the Deed of Negative Pledge Agreement.

Guaranty of Payment Agreement

Pursuant to the Guaranty of Payment Agreement, MAM Software, Inc. has also guaranteed the payment and performance of our obligations under the Credit Agreement for the benefit of Univest.

Each of these agreements contains customary events of default and acceleration of payment obligation provisions.

The foregoing summary of the terms of the Security Documents is qualified in its entirety by reference to the complete Pledge and Security Agreement (Borrower), Pledge and Security Agreement (Guarantor), Deed of Negative Pledge Agreement and Guaranty of Payment Agreement, the forms of which are attached hereto as Exhibit 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreements.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

The information included in item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Credit Agreement dated as of March 2, 2017, among MAM Software Group, Inc. and Univest Bank and Trust Co.
10.2	Form of the Company’s Revolving Credit Note dated March 2, 2017, in the principal amount of $2,750,000.
10.3	Form of the Company’s Term Note dated March 2, 2017, in the principal amount of $8,750,000.
10.4	Form of Pledge and Security Agreement dated as of March 2, 2017, by and between MAM Software Group, Inc., Borrower, and Univest Bank and Trust Co., on behalf of Lender and the other Secured Parties.
10.5	Form of Pledge and Security Agreement dated as of March 2, 2017, by and between MAM Software, Inc., Grantor, and Univest Bank and Trust Co., on behalf of Lender and the other Secured Parties.
10.6	Form of Deed of Negative Pledge Agreement dated as of March 2, 2017, by and between MAM Software Group, Inc. and MAM Software Limited and Univest Bank and Trust Co.
10.7	Form of Guaranty of Payment Agreement dated as of March 2, 2017, by MAM Software Group, Inc., a Guarantor, in favor of Univest Bank and Trust Co., as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 8, 2017		MAM SOFTWARE GROUP, INC.

	By:	/s/ Brian H. Callahan
Name: Brian H. Callahan Title: Chief Financial Officer